UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________________________

SCHEDULE 14A INFORMATION

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Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ACTELIS NETWORKS, INC.

(Name of Registrant as Specified In Its Charter)

____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on August 25, 2026 at 10:00 a.m. Eastern Time This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report are available at https://web.viewproxy.com/ASNS/2026AM If you want to receive a paper or email copy of these documents, you must request one by following the instructions on the reverse side of this Notice on or before August 14, 2026 to facilitate timely delivery. There is no charge to you for requesting a copy. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online, and instructions for requesting paper or e-mail copies of your proxy materials are outlined in this Notice. NAME & ADDRESS HERE You must use the 11-digit Control Number located in the box to vote via Internet or Telephone, or to request proxy materials. CONTROL NUMBER STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. To the Stockholders of Actelis Networks, Inc.: The 2026 Annual Meeting of Stockholders of Actelis Networks, Inc., will be held on August 25, 2026 at 10:00 a.m. Eastern Time. The Annual Meeting to be held at Actelis Networks Israel Ltd. Offices, 25 Bazel St., Petach Tikva, Israel 4951038. The Board recommends a vote “FOR” each of the nominees listed in Proposal 1, and “FOR” Proposals 2, 3 and 4. 1.To elect the Class I directors to serve on our board of directors for a term of three years or until our 2029Annual Meeting of Stockholders, for which Julie Kunstler and Gideon Marks are the nominees.2.To ratify the appointment of Kesselman & Kesselman, Certified Public Accountants (Isr.), a member firm of Price water house Coopers International Limited, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. 3.To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of the Company’s common stock from 30,000,000 shares to 80,000,000 shares.4.To approve the adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are not sufficient votes to approve Proposal No. 1, Proposal No. 2 and/or Proposal No. 3. NOTE: To conduct any other business properly brought before the Annual Meeting or any adjournment, postponement, or rescheduling thereof.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. Material for this Annual Meeting and future meetings may be requested by one of the following methods: Internet E-Mail Go to https://web.viewproxy.com/ASNS/2026AM. Have the 11-digit Control Number available when you access the website and follow the instructions. Telephone Call 1-877-777-2857 Toll Free By e-mail at: requests@viewproxy.com * If requesting material by e-mail, please send a blank e-mail with the company name and your 11-digit Control Number in the subject line. No other requests, instructions, or other inquiries should be included within this email request. CONTROL NUMBER VOTING METHODS Via Internet prior to the Annual Meeting: Go to https://web.viewproxy.com/ASNS/2026AM. Have your 11-digit Control Number available and follow the prompts. Your electronic vote prior to the Annual Meeting authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned a proxy card. Via Mail: Request a paper copy of the materials which includes a proxy card. Follow the instructions on the proxy card for voting by mail. Via Telephone prior to the Annual Meeting: Call 1-866-804-9616 Use any touch-tone telephone to vote your proxy. Have your 11-digit Control Number available when you call. Follow the voting instructions to vote your shares. In Person: Annual Meeting of Stockholders to be held at Actelis Networks Israel Ltd. Offices 25 Bazel St., Petach Tikva, Israel 4951038 at 10:00 a.m. Eastern Time.